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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)





          DELAWARE                     0-27082                   52-1579474
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)





                         14555 AVION PARKWAY, SUITE 250
                           CHANTILLY, VIRGINIA 20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 633-2259






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ITEM 5.     OTHER EVENTS.

            On October 23, 1997, Fuisz Technologies Ltd. announced in a press release attached as Exhibit 99.1 to this Form 8-K that it has privately placed $75.0 million aggregate principal amount of its 7% Convertible Subordinated Debentures due 2004 pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)     Exhibit.

                    99.1   Press Release dated October 23, 1997.




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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FUISZ TECHNOLOGIES LTD.

Dated: October 28, 1997                    By: /s/ Patrick D. Scrivens
       ----------------                       ------------------------------
                                              Patrick D. Scrivens
                                              Executive Vice President and
                                              Chief Financial Officer




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                                  EXHIBIT LIST
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                                                              Sequentially
Exhibit No.        Description                               Numbered Page

99.1               Press Release dated October 23, 1997
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